EXHIBIT 10.12












          _________________________________________________________________



                        COLLINS & AIKMAN HOLDINGS CORPORATION



                           1993 EMPLOYEE STOCK OPTION PLAN


          _________________________________________________________________


























          January 28, 1994












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                                  Table of Contents
                                  -----------------

                                                                       Page
                                                                       ----


          I.   Purposes of the Plan . . . . . . . . . . . . . . . . . .   1

          II.  Definitions  . . . . . . . . . . . . . . . . . . . . . .   1

          III. Effective Date . . . . . . . . . . . . . . . . . . . . .   3

          IV.  Administration . . . . . . . . . . . . . . . . . . . . .   4
               A.   Duties of the Committee . . . . . . . . . . . . . .   4
               B.   Advisors  . . . . . . . . . . . . . . . . . . . . .   4
               C.   Indemnification . . . . . . . . . . . . . . . . . .   4
               D.   Meetings of the Committee . . . . . . . . . . . . .   4
               E.   Determinations  . . . . . . . . . . . . . . . . . .   5

          V.   Shares; Adjustment Upon Certain Events . . . . . . . . .   5
               A.   Shares to be Delivered; Fractional Shares . . . . .   5
               B.   Number of Shares  . . . . . . . . . . . . . . . . .   5
               C.   Adjustments; Recapitalization, etc. . . . . . . . .   5

          VI.  Awards and Terms of Options  . . . . . . . . . . . . . .   6
               A.   Grant . . . . . . . . . . . . . . . . . . . . . . .   6
               B.   Exercise Price  . . . . . . . . . . . . . . . . . .   6
               C.   Number of Shares  . . . . . . . . . . . . . . . . .   6
               D.   Exercisability  . . . . . . . . . . . . . . . . . .   6
               E.   Acceleration of Exercisability  . . . . . . . . . .   6
               F.   Exercise of Options . . . . . . . . . . . . . . . .   7
               G.   Black-Out Periods . . . . . . . . . . . . . . . . .   8
               H.   Non-Competition and Other Provisions  . . . . . . .   8
               I.   Restrictions on Exercise. . . . . . . . . . . . . .   8

          VII. Effect of Termination of Employment  . . . . . . . . . .   8
               A.   Death, Disability, Retirement, etc. . . . . . . . .   8
               B.   Cause . . . . . . . . . . . . . . . . . . . . . . .   9
               C.   Other Termination . . . . . . . . . . . . . . . . .   9
               D.   Cancellation of Options . . . . . . . . . . . . . .   9

          VIII.     Nontransferability of Options . . . . . . . . . . .   9

          IX.  Rights as a Stockholder  . . . . . . . . . . . . . . . .   9

          X.   Termination, Amendment and Modification  . . . . . . . .  10
               A.   General Amendments  . . . . . . . . . . . . . . . .  10
               B.   Other Termination . . . . . . . . . . . . . . . . .  10

          XI.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . .  10

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                                                                       Page
                                                                       ----

          XII. General Provisions . . . . . . . . . . . . . . . . . . .  10
               A.   Right to Terminate Employment . . . . . . . . . . .  10
               B.   Purchase for Investment . . . . . . . . . . . . . .  11
               C.   Trusts, etc.  . . . . . . . . . . . . . . . . . . .  11
               D.   Notices . . . . . . . . . . . . . . . . . . . . . .  11
               E.   Severability of Provisions  . . . . . . . . . . . .  11
               F.   Payment to Minors, Etc. . . . . . . . . . . . . . .  11
               G.   Headings and Captions . . . . . . . . . . . . . . .  12
               H.   Controlling Law . . . . . . . . . . . . . . . . . .  12
               I.   Section 162(m) Deduction Limitation . . . . . . . .  12
               J.   Section 16(b) of the Act  . . . . . . . . . . . . .  12

          XIII.     Issuance of Stock Certificates;
               Legends; Payment of Expenses . . . . . . . . . . . . . .  12
               A.   Stock Certificates  . . . . . . . . . . . . . . . .  12
               B.   Legends . . . . . . . . . . . . . . . . . . . . . .  12
               C.   Payment of Expenses . . . . . . . . . . . . . . . .  12

          XIV. Listing of Shares and Related Matters  . . . . . . . . .  13

          XV.  Withholding Taxes  . . . . . . . . . . . . . . . . . . .  13
































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                        Collins & Aikman Holdings Corporation

                           1993 Employee Stock Option Plan



          I.   Purposes of the Plan
               --------------------

                    In 1988, Collins & Aikman Group, Inc. ("Group") implemented the Wickes Equity Share Plan (the "1988 Plan") for the purposes of attracting, retaining and motivating key employees of Group and its subsidiaries. In October 1993, the 1988 Plan was terminated in accordance with its terms. Concurrently, Group announced its intention to implement a new stock option plan. Accordingly, Collins & Aikman Holdings Corporation (the "Company") has created a special purpose 1993 Employee Stock Option Plan (the "Plan") to provide for the one-time award of options to purchase Common Stock, principally to active key employees who were participants in the 1988 Plan in recognition of their prior service and to certain other key employees with substantial prior service. This document shall supersede all other material describing this Plan, including, but not limited to, prior drafts hereof and any documents incorporating the terms and provisions of any such prior drafts.

          II.  Definitions
               -----------

                    In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

                    A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                    B. "Board" means the Board of Directors of the Company.

                    C. "Cause" means that the Committee shall have determined that any of the following events has occurred: (1) an act of fraud, embezzlement, misappropriation of business or theft committed by a Participant in the course of his or her employment, or any intentional or gross negligent misconduct of a Participant which injures the business or reputation of the Company or Related Persons; (2) intentional or gross negligent damage committed by a Participant to the property of the Company or Related Persons; (3) a Participant's willful failure or refusal to perform the customary duties and responsibilities of his or her position with the Company or Related Persons; (4) a Participant's breach of fiduciary duty, or the making of a false representation, to the Company or Related Persons; (5) a Participant's material breach of any covenant, condition or


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          obligation required  to be  performed by him  or her  pursuant to this Plan, the Option Agreement or any other agreement between him or her and the Company or Related Persons or a Participant's intentional or gross negligent violation of any material written policy of the Company or Related Persons; (6) a Key Employee's willful failure or refusal to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company; or (7) commission by a Participant of a felony or a
          crime involving moral turpitude.   Cause shall be deemed to exist
          as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment.

                    D. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

                    E. "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board each of whom, unless otherwise determined by the Board, shall be disinterested persons as defined in Rule 16b-3 promulgated under Section 16(b) of the Act. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

                    F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

                    G.   "Company"   means   Collins  &   Aikman   Holdings
          Corporation, a Delaware corporation.

                    H. "Competitive Activity" means (a) being employed by, consulting to or being a director of any business, or engaging directly or indirectly in any business activity, that is competitive with any material business of any of the Company, a Related Person or of the division that the Participant is or was employed by or (b) soliciting for employment or consulting, employing or retaining, or assisting another Person to employ or retain, directly or indirectly, any employees of the Company or Related Persons or any Person who was an employee of the Company or Related Persons in the prior six months, provided, however, that employing or retaining, or assisting another Person to employ or retain, any Person whose employment or consultancy with the Company or a Related Person has been terminated without Cause or any Person that is non-exempt under the Federal Fair Labor Standards Act, 29 USC Sec. 213(a)(1), shall not be considered Competitive Activity.

                    I.   "Disability"   means   a   permanent   and   total
          disability,   as  determined  by   the  Committee  in   its  sole


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          discretion.   A Disability shall only  be deemed to  occur at the
          time of the determination by the Committee of the Disability.

                    J. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Committee based upon its assessment of the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell (without giving effect to any discount for a minority interest or any restrictions on transferability or any lack of liquidity of the stock).

                    K.   "Key  Employee"   means  any  person   who  is  an
          executive officer or other valuable employee of the Company or a Related Person, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan. A Key Employee may, but need not, be an officer or director of the Company or a Related Person.

                    L. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

                    M. "Outside Director" means any director of the Company or a Related Person that is not an employee of the Company or a Related Person.

                    N. "Participant" means a Key Employee, who is granted Options under the Plan which Options have not expired.

                    O. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

                    P. "Public Offering" means the closing of an offering under a registration statement registering the common equity shares of the registering entity under the Securities Act (other



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          than a  registration on  a  Form S-8,  S-4  or any  successor  or similar special purpose form).

                    Q. "Related Person or Related Persons" means (a) any corporation that is defined as a subsidiary corporation in
          Section 424(f) of the Code or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

                    R. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                    S.   "Share" means a share of Common Stock.

                    T. "Termination of Employment" with respect to an individual means that individual is no longer actively employed by the Company or a Related Person on a full-time basis, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of the Company or another Related Person at the time the entity ceases to be a Related Person. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.


          III. Effective Date
               --------------

                    The Plan shall become effective on January 28, 1994 (the "Effective Date"), subject to its approval by the majority of the Common Stock (at the time of approval) within one year after the Plan is adopted by the Board of Directors of the Company. Grants of Options by the Committee under the Plan may be made on or after the Effective Date of the Plan, including retroactively, provided that, if the Plan is not approved by the majority of the Common Stock (at the time of approval), all Options which have been granted by the Committee shall be null and void. No Options may be exercised prior to the approval of the Plan by the majority of the Common Stock (at the time of approval).


          IV.  Administration
               --------------

                    A.   Duties  of the  Committee.    The  Plan  shall  be
                         -------------------------
          administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in

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          connection with the  Plan; to establish, amend  and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine the consideration to be received by the Company in exchange for the grant of the Options; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change
          such  forms   from  time   to  time;  and   to  make   all  other
          determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound
          to  any  standards   of  uniformity  or  similarity   of  action,
          interpretation   or  conduct  in  the  discharge  of  its  duties
          hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.


                    B.   Advisors.    The Committee  may employ  such legal
                         --------
          counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

                    C.   Indemnification.  To the  maximum extent permitted
                         ---------------
          by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Related Person.

                    D.   Meetings  of the Committee.   The  Committee shall
                         --------------------------
          adopt  such rules and  regulations as  it shall  deem appropriate

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          concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed from the Committee at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any
          time  be  filled  by  resolution  adopted  by  the  Board.    All
          determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

                    E.   Determinations.           Each      determination,
                         --------------
          interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and Related Persons, directors, officers and other employees of the Company and Related Persons, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


          V.   Shares; Adjustment Upon Certain Events
               --------------------------------------

                    A.   Shares to be Delivered; Fractional Shares.  Shares
                         -----------------------------------------
          to be issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

                    B.   Number  of  Shares.    Subject  to  adjustment  as
                         ------------------
          provided in this Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 3,119,466. Any Shares covered by Options that are for any reason canceled, or expire or terminate unexercised, shall not again be available for the grant of Options.

                    C.   Adjustments; Recapitalization, etc.  The existence
                         -----------------------------------
          of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Related Persons, any


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          sale or transfer of  all or part of its assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum number of Shares specified in Article V(B), in the number of Shares covered by outstanding Options granted hereunder, and/or in the Purchase Price (as hereinafter defined) applicable to such Options or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole
          discretion  may  determine  is  equitably  required   to  prevent
          dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from
          any  stock   dividend,  stock   split,  combination   of  shares,
          recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event
          having an effect similar  to any of the foregoing.   In the event
          of a merger or consolidation in which Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares
          and/or   other  securities   or   property  subject   to  Options
          theretofore  granted  or  the   Purchase  Price  (as  hereinafter
          defined).





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          VI.  Awards and Terms of Options
               ---------------------------

                    A.   Grant.   The Committee  may grant  Options to  Key
                         -----
          Employees provided, that the maximum number of Shares with respect to which Options may be granted to any Key Employee during any calendar year may not exceed 1,000,000. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

                    B.   Exercise Price.  The purchase price per Share (the
                         --------------
          "Purchase Price") deliverable upon the exercise of an Option shall be determined by the Committee and set forth in a Participant's Option Agreement, provided that the Purchase Price shall not be less than the par value of a Share.

                    C.   Number  of Shares.    The  Option Agreement  shall
                         -----------------
          specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion.

                    D.   Exercisability.    At  the  time   of  grant,  the
                         --------------
          Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant. Each Option shall be subject to earlier termination as provided in Article VII below.

                    E.   Acceleration of Exercisability.
                         ------------------------------

                         All Options granted and not previously exercisable
               shall become fully exercisable immediately upon a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

                              (a)  an acquisition by any individual, entity
                    or group (within the meaning of Section 13d-3 or 14d-1 of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 80% of the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any acquisition by the Company, Related Persons, Wasserstein Perella Partners, L.P., Blackstone Capital Partners L.P. or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Related Persons; or

                              (b) the approval of the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and Related Persons on a consolidated basis (determined under generally accepted accounting principles as determined in good faith by the Committee); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Related Persons, and any employee benefit plan (or related trust) of the Company or Related Persons or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares) will beneficially own, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

                    F.   Exercise of Options.
                         -------------------

                         1. A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised.

                         2. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

                              (a) in cash or by check, bank draft or money order payable to the order of Company;

                              (b) if the Shares are traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

                              (c) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which have been owned by the Participant for at least 6 months or the surrender of Options owned by the Participant) and in accordance with applicable law.

                         3.   Upon receipt  of payment,  the Company  shall
               deliver   to  the  Participant  as  soon  as  practicable  a
               certificate or certificates for the Shares then purchased.

                    G.   Black-Out Periods.   The direct or  indirect sale,
                         -----------------
          transfer or other disposition of Common Stock received by a Participant upon the exercise of Options shall be prohibited for two years following the initial Public Offering of the Company, unless a shorter period of time is specified by the Committee in its sole discretion at any time.

                    H.   Non-Competition   and   Other  Provisions.      In
                         -----------------------------------------
          consideration of the grant of Options, by accepting the grant of Options the Participant agrees during employment and, in the event any Options vest, for a period ending one year following the date of the Participant's Termination of Employment, not to engage in any Competitive Activity, except to the extent consented to by the Committee in writing. Each Participant by accepting a grant of Options hereunder acknowledges that the Company or a Related Person will suffer irreparable harm in the event such Participant engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company and a Related Person shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant. Notwithstanding the foregoing, nothing in this Plan shall prohibit or penalize ownership by a Participant of the shares of a business that is registered under Section 12 of the Act and constitutes, together with all such shares owned by any immediate family member or affiliate of, or person acting in concert with, such Participant, less than 2% of the outstanding registered shares of such business. The Committee will have the discretion to impose in a Participant's Option Agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a Participant may have.

                    I.   Restrictions   on   Exercise.      Notwithstanding
                         ----------------------------
          anything else contained herein to the contrary other than Article VI(E), no Options may be exercised prior to the earlier of the closing of a Public Offering of Shares or the expiration of two years from the Effective Date of the Plan, except to the extent consented to by the Committee in its sole and absolute discretion.

          VII. Effect of Termination of Employment
               -----------------------------------

                    A.   Death,  Disability, Retirement,  etc.   Except  as
                         -------------------------------------
          otherwise provided in the Participant's Option Agreement, upon Termination of Employment, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Employment (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment) shall remain exercisable by the Participant to the extent not exercised for the following time periods, or, if earlier, the prior expiration of the Option in accordance with the terms of the Plan and grant:

                        1. In the event of the Participant's death or Disability, such Options shall remain exercisable by the Participant (or by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one year from the date of the Participant's death or Disability, provided that the Committee, in its sole discretion, may at any time extend such time period.

                        2. In the event the Participant retires from employment at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company or a Related Person, before age 65), or if the Participant's employment is terminated by the Company or a Related Person without Cause, such Options shall remain exercisable for 90 days from the date of the Participant's Termination of Employment, provided that the Committee, in its sole discretion, may at any time extend such time period.

                    B.   Cause.   Upon the  Termination of Employment  of a
                         -----
          Participant for Cause, or if the Company or a Related Person obtains or discovers information after Termination of Employment that such Participant had engaged in conduct that would have justified a Termination of Employment for Cause during employment, all outstanding Options of such Participant shall immediately be canceled.

                    C.   Other Termination.  In the event of Termination of
                         -----------------
          Employment for any reason other than as provided in Article VII(A) or VII(B), all outstanding Options not exercised by the Participant prior to such Termination of Employment shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of 30 days after such termination, provided that the Committee, in its sole discretion, may at any time extend such time period.

                    D.   Cancellation of  Options.    Except  as  otherwise
                         ------------------------
          provided in Article VI(E), no Options that were not exercisable during the period of employment, shall thereafter become exercisable upon a Termination of Employment for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Employment unless the Committee determines in its sole discretion that such Options shall be exercisable.


          VIII.     Nontransferability of Options
                    -----------------------------

                    No  Option shall  be  transferable by  the  Participant
          otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void.


          IX.  Rights as a Stockholder
               -----------------------

                    A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.


          X.   Termination, Amendment and Modification
               ---------------------------------------

                    A.   General Amendments.   The Plan shall  terminate at
                         ------------------
          the close of business on December 31, 1995 (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

                    The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the

          Company may comply with any regulatory requirement referred to in
          Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required
                        --------  -------
          by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not, other than as provided in Article X(B), be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would (i) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Article V); (ii) decrease the minimum Purchase Price of any Option or (iii) extend the maximum option period.

                    The Committee may amend the terms of any Option granted, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.

                    B.   Other  Termination.    Notwithstanding  any  other
                         ------------------
          provision of the Plan, in the event that a Public Offering does not occur with respect to the Company by January 28, 1995, the Committee shall have the absolute right and discretion to amend or terminate the Plan and a Participant's rights with respect to any Options granted prior to such amendment or termination.

          XI.  Use of Proceeds
               ---------------

                    The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


          XII. General Provisions
               ------------------

                    A.   Right  to  Terminate   Employment.    Neither  the
                         ---------------------------------
          adoption of the Plan nor the grant of Options shall impose any obligation on the Company or Related Persons to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company or Related Persons.

                    B.   Purchase  for Investment.   If  the  Board or  the
                         ------------------------
          Committee determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception.

                    C.   Trusts, etc.  Nothing contained in the Plan and no
                         ------------
          action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by Company in connection with the Plan shall continue to be part of the general funds of Company, and no individual or entity other than Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of Company.

                    D.   Notices.  Any notice to the Company required by or
                         -------
          in respect of this Plan will be addressed to the Company at 8320 University Executive Park, Suite 102, Charlotte, North Carolina 28262, Attention: Legal Department, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

                    E.   Severability of Provisions.  If any  provisions of
                         --------------------------
          the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

                    F.   Payment to Minors, Etc.  Any benefit payable to or
                         -----------------------
          for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

                    G.   Headings and Captions.  The headings  and captions
                         ---------------------
          herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

                    H.   Controlling  Law.  The Plan shall be construed and
                         ----------------
          enforced according to the laws of the State of Delaware.

                    I.   Section   162(m)   Deduction  Limitation.      The
                         ----------------------------------------
          Committee at any time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of
          Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

                    J.   Section  16(b)  of  the  Act.  All  elections  and
                         ----------------------------
          transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

          XIII.     Issuance of Stock Certificates;
               Legends; Payment of Expenses
               ----------------------------

                    A.   Stock  Certificates.    Upon  any  exercise  of an
                         -------------------
          Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

                    B.   Legends.    Certificates  for  Shares issued  upon
                         -------
          exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Company and the Participant with respect to such Shares.

                    C.   Payment  of Expenses.   The Company shall  pay all
                         --------------------
          issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


          XIV. Listing of Shares and Related Matters
               -------------------------------------

                    If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grants shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


          XV.  Withholding Taxes
               -----------------

                    The Company shall have the right to require prior to the issuance or delivery of any shares of Common Stock payment by the Participant of any Federal, state or local taxes required by law to be withheld.

                    The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to
          Section 16(b) of the Exchange Act. To the extent necessary under then current law, such conditions shall include the following:
          (x) the Withholding Election shall be subject to the approval of the Committee and (y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or is made in advance but takes effect during such period, (ii) six (6) months before the stock award becomes taxable, or (iii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                        COLLINS & AIKMAN HOLDINGS CORPORATION
                                   OPTION AGREEMENT
                                   PURSUANT TO THE
                           1993 EMPLOYEE STOCK OPTION PLAN
                        -------------------------------------


                    AGREEMENT, dated  ____________,  1994  by  and  between
          Collins  &  Aikman  Holdings   Corporation  (the  "Company")  and
          ___________________ (the "Participant").

                                Preliminary Statement
                                ---------------------

                    The Committee of the Board of Directors of the Company (the "Committee"), pursuant to the Company's 1993 Employee Stock Option Plan, annexed hereto as Exhibit A (the "Plan"), has authorized the granting to the Participant, as a Key Employee (as defined in the Plan), of a nonqualified stock option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below. The parties hereto desire to enter into this Agreement in order to set forth the terms of the Option.

                    Accordingly, the parties hereto agree as follows:

                    1.   Tax Matters.  No part of the Option granted hereby
                         -----------
          is  intended to  qualify  as an  "incentive  stock option"  under
          Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                    2.   Grant  of Option.  Subject  in all respects to the
                         ----------------
          Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted the Option to purchase from the Company up to _______ Shares (as defined in the Plan), at a price per Share of $_________ (the "Option Price").

                    3.   Vesting.      The   Option   is   exercisable   in
                         -------
          installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a number of shares as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Participant shall be entitled to exercise the Option with respect to the number of Shares indicated beside that date:

               Vesting Date                       Number of Shares
               ------------                       ----------------

          June 1, 1995                             [40%]  [33%]
          June 1, 1996                             [100%] [66%]
          June 1, 1997                                   [100%]

                    Upon the occurrence of a Change of Control (as defined in the Plan), the Option shall immediately become exercisable with respect to all Shares subject thereto, regardless of whether the Option has vested with respect to such Shares.

                    4.   Termination.  Unless  terminated as provided below
                         -----------
          or otherwise pursuant to the Plan, the Option shall expire on the tenth anniversary of this Agreement, or earlier as provided in the Plan upon a Termination of Employment of the Participant.

                    5.   Non-Competition.    In consideration of  the grant
                         ---------------
          of  this Option  under the  Plan  and under  this Agreement,  the
          Participant agrees during employment and, in the event any Options vest, for a period ending one year following the date of the Participant's Termination of Employment, not to engage in any Competitive Activity, except to the extent consented to by the Committee. Each Participant acknowledges that the Company or a Related Person will suffer irreparable harm in the event such Participant engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company and a Related Person shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant. The Participant acknowledges that he or she is a key employee of the Company or a Related Person and by virtue of his or her employment acquired and continues to acquire confidential information as to the business of the Company and/or a Related Person that has independent economic value, not being generally known to and not being ascertainable by other persons, and could obtain economic value from its disclosure or use. Accordingly, in consideration of the grant of the Option to the Participant, the Participant agrees to the aforesaid noncompetition provision.

                    The Participant and the Company agree it is not the intention of either party to violate any public policy, statutory or common law and that if any part of the aforesaid noncompetition provision is in violation of any applicable state law, such part shall be void in the jurisdiction where it is unlawful, and the remainder of the provision shall remain binding on the parties. In the event that any part of this covenant is determined by a court of law to be overly broad thereby making this provision unenforceable, the parties hereto agree, and it is their desire that such court shall substitute a reasonable, individual enforceable limitation in place of the offensive part of the covenant and as so modified the covenant shall be as fully

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






          enforceable as if set forth herein by the parties themselves in the modified form.

                    This noncompetition provision shall be governed by the laws of the State of Delaware, without regard to conflict of law provisions.

                    "Competitive Activity" means (a) being employed by, consulting to or being a director of any business, or engaging
          directly   or  indirectly  in  any  business  activity,  that  is
          competitive with any material business of any of the Company, a Related Person or of the division that the Participant is or was employed by or (b) soliciting for employment or consulting, employing or retaining, or assisting another Person to employ or retain, directly or indirectly, any employees of the Company or Related Persons or any person who was an employee of the Company or Related Persons in the prior six months, provided, however, that employing or retaining, or assisting another Person to employ or retain, any Person whose employment or consultancy with the Company or a Related Person has been terminated without Cause or any Person that is non-exempt under the Federal Fair Labor Standards Act, 29 USC Sec. 213(a)(1), shall not be considered Competitive Activity.

                    Notwithstanding the foregoing, nothing in this Plan or this Agreement shall prohibit or penalize ownership by a Participant of the shares of a business that is registered under
          Section 12 of the Act and constitutes, together with all such shares owned by any immediate family member or affiliate of, or person acting in concert with, such Participant, less than 2% of the outstanding registered shares of such business.

                    6.   Restriction  on Transfer  of Option.   The  Option
                         -----------------------------------
          granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

                    7.   Waiver of  Rights under  The  Wickes Equity  Share
                         --------------------------------------------------
          Plan.    In  consideration  of  the grant  of  this  Option,  the
          ----
          Participant hereby absolutely, unconditionally and irrevocably releases, waives, relinquishes, renounces and discharges forever each of the Company, Related Persons, Wasserstein Perrella & Co.,

          Inc., The Blackstone Group L.P., and their respective parents, subsidiaries and affiliated persons, firms and entities, and their predecessors and successors, if any, and their principals, partners, shareholders, directors, officers, employees, attorneys and agents, past and present, and their successors and assigns, from any and all claims, liabilities or obligations of any kind or nature, whether known or unknown, suspected or unsuspected, direct or indirect or nominally or beneficially possessed or claimed by the Participant under The Wickes Equity Share Plan (the "Equity Share Plan"), arising out of the termination of the Equity Share Plan, or under any letter of communication with regard to the Equity Share Plan, the termination of the Equity Share Plan or the creation of any new plan.

                    8.   Rights as  a Stockholder.   The Participant  shall
                         ------------------------
          have no rights as a stockholder with respect to any Shares covered by the Option until the Participant shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

                    9.   Provisions of  Plan  Control.   This Agreement  is
                         ----------------------------
          subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

                    10.  Notices.    Any  notice  or  communication   given
                         -------
          hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify in accordance with Article XII(D) of the Plan.):

                    If to the Company, to:

                         Collins & Aikman Holdings Corporation
                         8320 University Executive Park, Suite 102
                         Charlotte, North Carolina 28262
                         Attention: Legal Department

                    If to the Participant, to:

                         the address indicated on the signature page at the end of this Agreement.

                    11.  No  Obligation  to   Continue  Employment.    This
                         -----------------------------------------
          Agreement does not guarantee that the Company or any Related Person will employ the Participant for any specific time period, nor does it modify in any respect the Company's or any Related Person's right to terminate or modify the Participant's employment or compensation.


                    IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                                        COLLINS & AIKMAN HOLDINGS CORPORATION


                                        By:__________________________
                                             Authorized Officer




                                        -----------------------------
                                        [PARTICIPANT]
                                        Address:

















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